UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

_____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2024

Ludwig Enterprises, Inc.

(Exact name of registrant as specified in its charter)

333-271439	61-1133438
(Commission File Number)	(IRS Employer Identification Number)

1749 Victorian Avenue, #C-350 Sparks, Nevada	89431
(Address of Principal Executive Offices)	(Zip Code)

786-235-9026

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Common Stock Purchase Agreement. On February 12, 2024, Ludwig Enterprises, Inc., a Nevada corporation (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”), together with a registration rights agreement (the “Registration Rights Agreement”) with an institutional investor (the “Investor”), pursuant to which the Company has the right to sell to the Investor up to $5,000,000 in shares of its common stock (“Common Stock”), subject to certain limitations. The Investor was also issued a five-year warrant (the “Warrant”) to purchase 2,604,667 shares of Common Stock (the “Warrant Shares”) with standard anti-dilution provisions and cashless exercise.

Under the terms and subject to the conditions of the Purchase Agreement, the Investor is obligated to purchase up to $5,000,000 in shares of Common Stock (subject to certain limitations) from time to time over the period commencing on the date of the Purchase Agreement and ending on June 30, 2025. The price per share of Common Stock shall be eighty percent (80%) of the lowest traded price of the Common Stock for the six trading days following the closing date associated with the purchase notice delivered by the Company to the Investor. The maximum amount of each purchase notice shall be the lesser of (a) $250,000 or (b) two hundred fifty percent (250%) of the average daily trading volume during the six business days prior to the date associated with the purchase notices delivered by the Company to the Investor.

The Company’s sales of shares of Common Stock to the Investor under the Purchase Agreement are limited to no more than the number of shares that would result in the beneficial ownership by the Investor and its affiliates, at any single point in time, of more than 4.99% of the then-outstanding shares of the Common Stock; provided, however, that the Investor may increase the beneficial ownership limitation up to 9.99%, at its sole discretion, upon sixty-one (61) days’ prior written notice to the Company.

The Company agreed with the Investor that it will not enter into any other equity line or similar agreements without the prior consent of the Investor.

Pursuant to the terms of the Registration Rights Agreement, the Company shall file a registration statement with the SEC with respect to the shares of Common Stock issuable to the Investor pursuant to the Purchase Agreement and the Warrant Shares within 20 calendar days.

The Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties and agreements of the Company and the Investor and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties.

The foregoing descriptions of the Warrant, the Purchase Agreement and the Registration Rights Agreement and the transactions contemplated thereby are qualified in their entirety by reference to the full text of the form of Warrant, the form of Purchase Agreement and the form of Registration Rights Agreement, copies of which are attached hereto as Exhibit 4.1, 10.1 and 10.2, respectively, each of which is incorporated herein in its entirety by reference.

Securities Purchase Agreement. On February 12, 2024, the Company and the Investor entered into a securities purchase agreement (the “SPA”), pursuant to which the Company agreed to issue to the Investor a Promissory Note (the “Note”), dated February 12, 2024, in the principal amount of $50,000. The Note was funded by the Investor on February 15, 2024, with the Company receiving funding of $40,000, net of OID of $10,000. The SPA includes customary representations, warranties and covenants by the Company and customary closing conditions.

The Note matures on May 12, 2024. Only upon an event of default that shall not have been cured, the Note is convertible into shares of the Company’s common stock at any time at a conversion price equal to the lowest traded price of the Common Stock during the thirty (30) business days prior to the relevant notice of conversion; provided, however, that the Investor may not convert the Note to the extent that such conversion would result in the investor’s beneficial ownership of the Company’s common stock being in excess of 9.99% of the Company’s then-issued and outstanding common stock.

The foregoing descriptions of the SPA and the Note do not purport to be complete and are qualified in their entirety by reference to the full text of the form of SPA and the form of Note, copies of which are filed as Exhibits 10.3 and 4.2, respectively, each of which is incorporated herein in its entirety by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided above in Item 1.01 herein is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02.

The issuance and sale of the Warrant by the Company to the Investor under the Purchase Agreement and the issuance and sale of the Note under the SPA were made without registration under the Securities Act of 1933, as amended (the “1933 Act”), or the securities laws of the applicable state, in reliance on the exemptions provided by Section 4(a)(2) of the 1933 Act and Regulation D promulgated thereunder, and in reliance on similar exemptions under applicable state law, based on the offering of such securities to one investor, the lack of any general solicitation or advertising in connection with such issuance, the representations of the Investor to the Company that, among others, it was an accredited investor (as that term is defined in Rule 501(a) of Regulation D), and that it was purchasing the securities for its own account and without a view to distribute them.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
4.1	Form of Warrant
4.2	Form of Promissory Note
10.1*	Form of Common Stock Purchase Agreement
10.2	Form of Registration Rights Agreement
10.3	Form of Securities Purchase Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2023.

LUDWIG ENTERPRISES, INC.

By: /s/ Marvin S. Hausman, M.D.

Marvin S. Hausman, M.D.

Chief Executive Officer